AIG Life Insurance Company
                               Variable Account I
                              PROSPECTUS SUPPLEMENT
                              DATED MARCH 30, 1999


         Supplement to the Prospectus for Variable Annuity Contracts issued by Variable Account I and AIG Life Insurance Company in the state of Washington.

Throughout this prospectus delete all references to the Guaranteed Account and the guarantee period. The Guaranteed Account is not available in the state of Washington.

Amend the headings indicated, as follows:

Highlights

Change the 11th paragraph to read, "The Owner may return the Contract within ten
(10) days (the "Right to Examine Contract Period") after it is received by returning it to the Company's Administrative Office. It can be mailed or delivered to either Us or Our agent. Return of this contract by mail is effective as of the date of its postmark, properly addressed and postage pre-paid. The returned contract will be treated as if We had never issued it. We will promptly refund the full premium paid for the Contract."

Deduction for State Premium Taxes

Premium taxes do not apply to contracts issued in the state of Washington.

Deduction for Surrender Charge

                                                   Surrender
                                               Charge Percentage

         Premium Year 0                              6%
         Premium Year 1                              6%
         Premium Year 2                              5%
         Premium Year 3                              4%
         Premium Year 4                              3%
         Premium Year 5                              2%
         Premium Year 6                              1%
         Premium Year 7                              0%




                        DISTRIBUTIONS UNDER THE CONTRACT

Withdrawals

         Change the second paragraph to read, "We reserve the right to consider any withdrawal request that would reduce the Value of the Accumulation Account to less than $2,500 to be a request for surrender. In this event, Surrender Value will be paid to You and the Contract will terminate."

Surrender

         Change first sentence to read, "On or before the Annuity Date you may surrender the Contract Value for the Surrender Value by withdrawing the entire Contract Value.

This Supplement pertains to the prospectus dated May 1, 1998 and all subsequent amendments.